settlement

Prime Credit Card Master Trust					11-Mar-05
					11:06 AM
Settlement Statement
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Distribution Date:					15-Mar-05

Monthly Period:		February 2005
		30-Jan-05
		26-Feb-05

(i) Collections					$441,985,479
Finance Charge					39,609,801
Principal					402,375,679

(ii) Investor Percentage - Principal Collections					26-Feb-05

	Series 2000-1				24.0%
	A				20.2%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.0%
	A				20.2%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Mar-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Mar-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Mar-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,525,851.22
	A				$2,121,672.60
	B				202,089.31
	C				202,089.31

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			26-Feb-05		$2,077,681,693.28
Principal Receivables in Trust					$1,987,967,397.76

(xii) Invested Amount			26-Feb-05

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					7.918%
Finance Charge Receivables Factor					4.318%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.09%	$1,815,915,843
	1-29 days			3.97%	$78,265,732
	30-59 days			1.32%	$25,933,551
	60-89 days			0.71%	$14,074,774
	90-119 days			0.57%	$11,321,426
	120-149 days			0.55%	$10,798,388
	150 days +			0.79%	$15,543,997
	Total			100.00%	$1,971,853,711

	Balance in Principal Funding Account			26-Feb-05	$0

Last Updated on 3/16/05
By Federated